UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                   FORM 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 24, 2003

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                            INTEGRATED BIOPHARMA INC.

                 (formerly INTEGRATED HEALTH TECHNOLOGIES, INC.)
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     000-28876                22-2407475
 (State or Other Jurisdiction          (Commission             (IRS Employer
       of Incorporation)               File Number)          Identification No.)

                     201Route 22, Hillside, New Jersey 07205
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (973) 926-0816

                                  -------------

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

This Current Report on Form 8-K/A (Amendment No. 1) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 26, 2003 by Integrated Health Technologies, Inc. (the "Company") relating to the acquisition by the Company of the membership interests of Natex Georgia LLC from Trade Investment Services, L.L.C. (the "Natex Acquisition").

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial Statements

      The Company has determined that no financial statements are required to be filed with this report in connection with the Natex Acquisition which was not deemed to involve a significant amount of assets.

(b)   Pro Forma Financial Information

      The Company has determined that no pro forma financial information is required to be filed with this report in connection with the Natex Acquisition which was not considered significant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    INTEGRATED BIOPHARMA, INC.


Date: April  24, 2003               By: /s/ Seymour Flug
                                        ---------------------------
                                    Name:   Seymour Flug
                                    Title:  President